UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      May 25, 2017

INTELLIGENT SYSTEMS CORPORATION
(Exact name of Registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	1-9330 Commission file number	58-1964787 (I.R.S. Employer Identification No.)

4355 Shackleford Road, Norcross, Georgia	30093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 381-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFP 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Intelligent Systems Corporation (“Registrant”) on May 25, 2017, shareholders re-elected Cherie M. Fuzzell and Parker H. Petit to the board of directors, to serve until the 2020 Annual Meeting. A total of 7,355,304 shares, representing 84.1 percent of the outstanding shares, were voted at the meeting. The vote was as follows:

	For	Withheld
Cherie M. Fuzzell	7,316,409	38,895
Parker H. Petit	7,161,340	193,964

Shareholders also approved, by a non-binding advisory vote, the compensation of the Registrant’s named executive officers. The vote was as follows:

For	Against	Abstain
7,335,723	18,825	756

No other items were submitted to a vote of shareholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2017	INTELLIGENT SYSTEMS CORPORATION
(Registrant)

/s/ Karen J. Reynolds
	By:	Karen J. Reynolds
Chief Financial Officer

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